Other Current Assets (Schedule of Other Current Assets) (Details) - USD ($) $ in Thousands		Dec. 31, 2023	Dec. 31, 2022
Disclosure of other current assets [Abstract]
Advances to suppliers		$ 0	$ 1,219
Prepaid expenses		12,909	10,004
Input tax receivable		8,291	4,660
Grant receivable	[1]	74,522	0
Deposits in connection with projects under construction	[2]	3,755	35,475
Others		12,226	7,598
Other current assets		$ 111,703	$ 58,956

[1]	See Note 18.A.4.d for more information.
[2]	Collateral provided to secure a hedging agreement in CPV Valley amounting to $20 million and collaterals provided in connection with renewable energy projects under development in the United States amounting to $15 million in 2022 were released during the year.